UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-22335)

Evermore Funds Trust
(Exact name of registrant as specified in charter)

89 Summit Avenue
Summit, New Jersey 07901
(Address of principal executive offices) (Zip code)

Eric LeGoff
89 Summit Ave, 3rd Floor
Summit, New Jersey 07901
(Name and address of agent for service)

(866) 383-7667
Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period:  June 30, 2012

Item 1. Reports to Stockholders.

EVERMORE FUNDS
Semi-Annual Report
June 30, 2012

Evermore
Global
Value
Fund

Evermore Global Value Fund

Elements of Our Active Value Investment Approach

At Evermore Global Advisors, we employ an active value approach to investing.  We seek to leverage our deep operating and investing experience and extensive global relationships to identify and invest in companies around the world that have compelling valuations and are undergoing strategic changes which we believe will unlock value.

Seeking To Generate Value . . .

•
Catalyst-Driven Investing.  We do more than pick undervalued stocks and hope for their prices to rise.  We invest in companies where a series of catalysts exist to unlock value.  The catalysts we look for reflect strategic changes in the company’s management, operations or financial structure that are already underway.  They are not broadly recognized, but they are likely to have a significant impact on a stock’s performance over time.

Supporting Our Active Value Orientation . . .

•
Original Fact-Based Research.  We do not rely on brokerage reports to research companies.  We conduct our own, original fact-based research to validate management’s stated objectives and identify catalysts to unlock value.  We also perform detailed business segment analysis on each company we research.

•
Business Operating Experience.  Our senior team has hands-on business operating experience, including starting and managing businesses, sitting on company boards, and assisting management of multi-national corporations restructure their businesses.  We rely on this experience to better evaluate investment opportunities.

•
A Global Network of Strategic Relationships.  Over the past 20 years, our investment team has developed an extensive global network of strategic relationships, including individuals and families that control businesses, corporate board members, corporate management, regional brokerage firms, press contacts, etc.  We leverage these relationships to help generate and better evaluate investment opportunities.

•
Taking a Private Equity Approach to Public Equity Investing.  When we are interested in an investment opportunity, we get to know the management team of the company, study the company’s business model, evaluate the competitive and regulatory environment, and test and crosscheck everything the management team tells us against our own experience.

•
Always Active, Sometimes Activist.  We are always engaged with the companies in which we invest to ensure management teams follow through on their commitments to change.  On limited occasions, when we are not satisfied with the efforts of management, we may play an activist role working with other shareholders to facilitate change.

Evermore Global Value Fund

Executing Our Approach . . .

•	Targeting Complex Investment Opportunities. We love looking at holding companies and conglomerates that are often under-researched and/or misunderstood.

•
Investing Across the Capital Structure.  We evaluate all parts of a company’s capital structure to determine where the best risk-adjusted return potential exists.  At times, we may invest in multiple parts of a company’s capital structure (e.g., investing in both a company’s debt and equity).

•
Investing in Merger Arbitrage and Distressed Situations.  We look to take advantage of announced merger and acquisition deals where an attractive spread exists between the market price and the announced deal price for the target company.  We also look for opportunities in distressed companies that have filed or may file for bankruptcy, or are involved in reorganizations or financial restructurings.

•	Exploiting Short Selling Opportunities. We will seek to take advantage of short selling opportunities to address currency, security, sector and market risk.

•
Tactically Managing Cash Levels.  We are not afraid to hold significant cash positions when it makes sense for the portfolios.  If we hold significant amounts of cash, the Fund may not achieve its investment objective.

Evermore Global Value Fund

A Letter from the Portfolio Manager

Dear Shareholder:

David Marcus
Portfolio Manager

The first half of this year was somewhat reminiscent of the first half of last year.  It must be that optimism bug that investors seem to catch at the beginning of the New Year.  Europe once again dominated the news during the first half of 2012.  In the first quarter, investors appeared to take comfort in the headlines that Europe was finally getting its act together to tackle its debt woes.  Similar to last year, during the second quarter their opinions swung 180 degrees, as speculation and actual results of several key elections across Europe brought renewed concerns about leadership’s willingness and ability to take the steps necessary to move forward with their plans to stave off financial crises.

For the six months ended June 30, 2012, Class I shares of the Evermore Global Value Fund were up 0.96% – the negative performance in the second quarter all but erased the gains in the first quarter.  During the reporting period, the Fund had a high concentration of its assets in European special situation investments – ranging from approximately 43 to 52 percent.  Many of our current portfolio holdings are small- and mid-cap stocks.  Unfortunately, small and mid-cap value stocks often do not perform well in volatile, panic-stricken markets like we’ve seen in Europe over the past two years.  But, our investment team has strong conviction that these holdings should create substantial value for our shareholders over the longer term.

Headlines, panic and crisis continued to rule the day during the first half of 2012.  As we have reiterated frequently, during times of stress and panic many investors will sell their investments without regard to price or valuation.  We have seen cheap stocks continue to get much cheaper.  Over the course of my 20 plus year career investing in global markets, I have learned it is best to remain calm during these so-called crisis periods and attempt to take advantage of the many opportunities that arise.  History has shown that smart, patient investors can be well-rewarded for staying the course and adding to their positions in difficult times.  Let’s take a look at some actual data relating to various crisis periods over the past 40 years.  The pictures that emerge are quite interesting.

Note:  For all charts, the Y-axis indicates the market capitalization-weighted index based on a base level to measure performance of the broader economy.

Early to Mid 1970s: Oil Crisis	Source: Bloomberg

1987: Stock Market Crash	Source: Bloomberg

From late 1972 to late 1974, we saw markets decline steadily as the result of an Arab oil embargo and a worsening U.S. economy.  In October of 1987, the U.S. saw its worst stock market crash since 1929.  It was another end of the world scenario for stocks.  In 1987, I was an intern working for Michael Price at Mutual Series Fund.  I saw first-hand how one of the greatest value investors dealt with panic and crisis – he did not panic, he bought!  And sure enough, there was a massive recovery over the next two years.

1990: Real Estate Bubble Bursts	Source: Bloomberg

In 1990, the real estate bubble burst and the high yield market imploded.  Markets quickly recovered from this crisis.

2000 – 2003: Internet Bubble Bursts,
September 11, Recession Worries	Source: Bloomberg

In 2000, after years of high flying technology companies trading at ridiculously high valuations, we saw the internet bubble burst.  Then came September 11, 2001.  The recovery in the markets would take a couple of years to arrive, but markets in the U.S. and Europe saw a massive rally from 2003 through 2007.  As shown in the two charts below, European small and mid cap value stocks were especially well rewarded during this period.

Source: Bloomberg

Source: Bloomberg

2007/2008: Real Estate Bubble Bursts Again
Leading to Financial Crisis	Source: Bloomberg

In 2007 and 2008 mortgage lenders, banks and Wall Street took the economy down for the count – and just as it looked as though it was the end of the world yet again, a massive recovery ensued.

My point by showing these charts is that during every significant crisis investors were broadly in panic mode.  Many sold stocks indiscriminately with little regard to valuation.  They wanted cash and no excuses.  The refrain during these periods was that many investors do not care about missing a lot of the upside, because they just cannot stomach the downside.

The moral of the story: many investors that were willing to buy, to take advantage of the low valuations, to scoop up good businesses at prices that valued them the same as bad businesses, were extremely well rewarded in the subsequent periods.  But the key is not to buy everything in sight.  The key is to be highly selective, and to say “No” much more than saying “Yes.”

Our Approach to Value

It is interesting how investors have so many different definitions for the phrase “value investing.”  We believe our approach to value investing is distinctive and includes elements that can generate significant alpha for our investors over the long term.  Step one for us is to find special situations around the world that are undervalued and where strategic change is at hand.  To find these potential opportunities, we leverage our extensive global network of relationships, as well as a limited number of focused research services and products.  We then conduct our own research, where we try to learn as much about the company as possible, which includes ongoing conversations with stakeholders of the companies (i.e., large shareholders, board members, CEOs, CFOs, competitors, etc.).  We derive our own valuation for the company and validate that the accretive catalysts to value creation do in fact exist.  As part of the valuation process, we look at free cash flow multiples and value non cash flow generating assets like cash, stakes in other public or private companies, land, buildings, etc.  When we come up with our estimate of a company’s intrinsic value, we haircut many of the aforementioned assets to build what we believe to be a real cushion (or margin of safety) to our valuation.

We approach our research very much the same way a real owner or private equity firm does.  We ask ourselves: “Do I believe in this investment opportunity so much that I would buy the entire company if I could?” If the answer is ‘Yes,’ we will buy shares.  If we would not want to own the entire company, why should we want to own any part of it?  This owners’ mentality is a guiding principle for us.

Why Do We Have So Much Exposure to Europe?

“If you’re going through hell, keep going”

– Winston Churchill

As of June 30, 2012, the Fund had approximately 44% of its assets invested in European securities.  Why do we have so much exposure to Europe?  As outlined above, we firmly believe that the best opportunities are found in crisis times.  We believe that Europe will ultimately get its act together.  The changes are already underway, although it will not be easy for countries like Spain and Italy and of course Greece to resolve their issues.

Evermore Global Value Fund
Country and Geographic Exposure	Source: Bloomberg

Country Exposure
Singapore 1.08%
Hedges 1.09%
Russia 1.83%
Belgium 2.17%
Canada 2.51%
Hong Kong 3.29%
Spain 3.88%
Great Britain 5.26%
Germany 5.33%
France 6.67%
Italy 8.79%
Norway 8.99%
Cash 12.35%
United States 36.76%
0%
5%
10%
15%
20%
25%
30%
35%
40%

Geographic Exposure
Asia, 4.37%
Cash, 12.04%
Europe, 43.60%
U.S. & Canada, 39.68%
Europe Exposure
Non €, 16.42%
€ Zone, 27.18%

The valuations we see amongst the rubble in Europe are extremely compelling (see charts below).  The companies are generally smarter than their countries and in certain cases such companies have been taking advantage of the crisis to make structural changes to headcount, to facilities and are refocusing on how to survive and prosper for the next generation.  Obviously, not every company is doing this.  We are focused on those that are and don’t waste our time on the so-called “excuse makers.”

Current Forward 12 Month Multiple vs.
Average Forward 12 Month Multiple Since 2000

Source: Morgan Stanley; data through June 30, 2012

Current Forward Multiple Discount vs.
Average Forward Multiple Since 2000

Source: Morgan Stanley; data through June 30, 2012

Even if Europe enters a period where it just muddles through for the next few years, there are and should continue to be great opportunities for stock pickers.

Family-Controlled Businesses

“Attitude is a little thing that makes a big difference”

– Winston Churchill

We have a strong belief that family-controlled businesses can offer some of the best returns.  We focus only on those where we believe there is real value creation underway.  We make the distinction between two types of family-controlled businesses.  The first is the type where they are holding assets or businesses and collecting their dividends, but doing little in terms of working on creating long term value.  Their focus is actually on doing little and just living off the dividends and not rocking the status quo.  The second type is where a family has controlled a business for generations and is focused on maximizing value for the long term.  They strive to compound equity at high rates and have a record of success.  This second type is what we love to focus on.  It is all about their attitude towards their businesses, assets, wealth building and ultimately this should be reflected in the stock price.  We generally call these stocks “Compounders,” and we will discuss a couple in the pages that follow.

A Review of Our Top 10 Holdings as of June 30, 2012

Below is our review of our Top 10 holdings in order of the percent of net assets of the Fund each position represents.  Each position summary includes a general overview of the company, the catalysts we believe exist, our valuation, and timing considerations.

American International Group (AIG).  AIG is a leading global multi-line insurance company with a well-managed, growing global franchise.  It operates two primary businesses today – Chartis, a leading global property and casualty insurance company with close to 50 million clients, and SunAmerica,  one of the largest life insurance and retirement services businesses in the U.S. with around 20 million clients.  In addition, AIG has significant other assets and stakes in other businesses, including ILFC, a leading global aircraft lessor, a 19% stake in AIA, one of Asia’s largest insurers which was once a wholly owned business, and Maiden Lane III, which owns a collection of mortgage-linked collateralized debt obligations (CDOs).  All of these “other” assets are for sale and it is expected that they should conservatively generate $15 – $18 billion in proceeds.  This value is approximately one-third of the current market cap of the whole of AIG today.

AIG has a tangible book value of $57/share and at June 30, 2012 was trading at 56% of book ($32.09 per share).  Over 95% of all “toxic” derivatives assets are now off its books.  AIG was taken over by the Fed as part of the collateral for the bailout funds.  The U.S. Treasury owns 61% of the equity, which is down from 92% last year.  This overhang is perceived as a huge negative by the market.

Property & Casualty insurance prices have generally been rising in the U.S., which bodes well for the underlying business.  We believe the stock is worth at least its $57 per share book value and book value has been growing.  The company has been buying back stock from the U.S. government over the past year and will continue to do so until the U.S. government is no longer a shareholder.  There is an aggressive restructuring underway with sales of non-core assets.  We believe this restructuring will continue over the next 12 to 24 months.

Vivendi (VIV FP).  Vivendi is a French conglomerate that operates businesses in telecom, video games, music, and television.  Over the past decade management bought too many unrelated businesses at very high valuations and was quickly forced to divest most of them at disadvantageous prices.  Presently, Vivendi’s largest assets are SFR, France’s largest telecom operator, and a 60% stake in Activision Blizzard, which is publicly traded under the ticker ATVI.  They also control two other telecom businesses, Universal Music Group, and Canal+, which is France’s largest pay television system.

The prolonged underperformance of Vivendi, which is currently trading near a 10 year low, has increased calls from investors to scrap the holding company structure and either spin off or sell unrelated businesses.  At this point it is unclear what shape a breakup would take, if the company is split at all.

As of June 30, 2012, Vivendi was trading at €14.63 per share versus our conservatively measured sum of their parts of €21 per share.  We are also earning a 6.7% dividend yield at current prices.  A complete or partial break up of Vivendi is the catalyst that will have the most direct effect on closing the gap between price and underlying value.  This could come in the form of a complete breakup or selective asset sales or spin offs.  In late June, the board announced that they have hired bankers to actively shop their stake in Activision.  A successful sale of this asset could generate proceeds of between $8 – $10 billion.  More asset sales and spins off are likely to follow in the coming year.

Vincent Bollore, an aggressive value investor in France, has recently become the largest individual holder and member of the Supervisory Board of Vivendi via his conglomerate Bollore, which we own as well.  This situation should unfold as early as this year or could take up to three years.  Because of the stable nature of the underlying businesses and the large dividend we view waiting for a few years as an acceptable outcome.

Prisa B Convertible Preferred ADR (PRIS/B).  Prisa is a Spain-based media conglomerate that is undergoing a financial and operational restructuring.  We own the preferred shares that trade on the NYSE.  At the end of 2011, the company pushed out the maturities of its bank debt from 2012 to 2014/2015.  This is the first step to lowering the debt load via non-core asset sales and organic cash flows and replacing of bank debt with bonded debt.  The Polanco family, which owns 20% of equity, along with two of the largest individual investors who are board members, recently injected €150 million of equity in the company at €2/share, which is more than 6x the current price of the local shares.  From a practical standpoint this action helped the refinancing, but it also signaled long term confidence in the business from Prisa’s most vested, informed, long term investors.  A professional CFO (who is the CEO in waiting) was hired in 2011 and he is focusing on aggressively managing the existing businesses and optimizing their asset portfolio.  In 2011, in order to begin the process of streamlining its vast media operations, the company laid off 18% of its workforce, which were the first layoffs in the company’s history.  So far in 2012, despite the economic environment in Spain, Prisa has realized growth in its two biggest businesses, pay television and education.

Prisa equity is trading at about 4 times depressed cash flows, mostly because of its exposure to Spain, the media sector, and debt load.  The preferred shares are entitled to approximately $1 per share dividend for the next three years before they mandatorily convert to common stock.  The current yield is about 33%.

Catalysts include:

§	Continued improvement in penetration rate and ARPU (average revenue per unit) growth in the Digital+ business.

§	Asset sales – In our recent meetings with management they have indicated that there are no sacred assets in this business and any of them could be sold for the right price.

§
Debt reduction – Prisa will chip away at its large debt load via asset sales and organic cash flows.  The company recently announced €334 million of debt will be converted to equity and an additional €100 million of a convertible bond will be issued to Telefonica.

§	Continued operational improvements and the implementation of “normal” business practices as compared to the previous family controlled style of running the business.

§
On June 30th, shareholders voted to give management the option of paying the preferred share dividend in cash or in A shares.  This gives the company yet another option to maximize its use of cash in the coming years.

This investment should play out over the next two to three years.  The new CFO has been in office for a year and has already refinanced the company debt, laid off 18% of the work force and fortified the pay television business.  He has a great sense of urgency and a strong understanding of the challenges that he faces.

Frontline 4.5% 2015 Convertible Bond.  Frontline Ltd. is a Bermuda-based tanker company.  In late 2011, Frontline restructured itself by selling certain vessels and new building commitments and reworking leases on existing vessels.  The result was a substantially lower fixed cost base and increased security for the convertible bond holders, as much of the bank debt that was senior to the convertible was removed from the capital structure.

In our estimation there is ample asset coverage in terms of tanker values, even in weaker than current markets, to  satisfy the company’s principal repayment obligations for this bond.  Our position in the 2015 Frontline convertible bond provides a 7% current yield and a 21% yield to maturity while being covered over two times by a robust, liquid asset base.

The most likely catalyst that will cause this bond to trade to par is the accretion toward maturity.  Beyond that, we hold a free option that the operating environment for tankers improves, in which case the bond may trade at or above par before 2015.  This bond could trade up to par in six months, or it could take until late 2014; much of the timing depends on tanker rates and the ability and willingness of management to refinance this issue.  In the meantime, we are happy to collect the coupon as the bond grinds up toward par.

Sevan Drilling AS (SEVDR NO).  Sevan Drilling, a Norway-based deepwater oil rig business, is a special situation that was created because of a botched IPO by their former parent company, Sevan Marine, in the spring of 2011.  The company is a bit of an orphan company with young, attractive, cheap assets that operate in a very tight deepwater drilling environment.

At its June 30th closing price of 5.29 Norwegian Krone per share, their existing rig fleet (which is brand new) and two additional rigs that are being built  is being valued at $500 million/rig.  For reference, in 2011 Transocean (RIG) bought very similar assets from Aker Drilling at close to $700 million/rig.  New building rig prices are in the mid $600 million range.

In November 2011, Seadrill (SDRL) bought a 28% stake in Sevan Drilling and installed new board members.  It is likely that they will bid for the rest of the company at some point, either in 2012 or 2013.  The CEO understands that his tenure will likely be limited as Sevan Drilling is swallowed up in the consolidation of the industry.  That said, he is heavily incentivized by a robust options package to sell the company, either to Seadrill or another company.

This situation should likely come to fruition between 6 months to a year depending on the timing of:

§	The successful launch of Sevan Drilling’s second rig, Sevan Brasil, which is scheduled for the late second/early third quarter of 2012.

§	The securing of a contract for Sevan Drilling’s third rig, which is likely to happen in the fourth quarter of 2012.

JSFC Sistema (SSA LI).  Sistema is a Russia-based conglomerate controlled by Vladimir Evtushenkov, one of the Russian oligarchs.  Its assets include both public and privately held businesses.  The two public companies are MTS, the largest telecom operator in Russia, and Bashneft, one of the largest oil and gas exploration & production operators in the region.  In addition, Sistema has vast holdings in retail, banking, insurance and media related businesses.  The company is refocusing and reviewing its holdings.

The stock trades at a 45% discount to its stakes in the public companies it controls.  The enterprise value is $12 billion and the holdings have been upstreaming $1.3 billion in dividends per year.  Catalysts include planned continued large stock buybacks, increasing dividend prospects and a restructuring and refocusing of its private and public company holdings.  The company has been a significant cash flow generator.  With professional management now in place, the company is focusing on return on investment rather than the unstructured investment approach that was previously in place.

The CEO, Mikhail Shamolin, has been with the company less than two years.  The transformation of this conglomerate/holding company is already underway and should continue over the next two years.  JSFC Sistema is an example of what we described earlier as a “compounder.”

Ei Towers (EIT IM).  Our original position, Digital Multimedia Technologies (DMT IM) merged with the tower infrastructure business of MediaSet, forming Ei Towers, the largest tower infrastructure company in Italy.  The merger ratio was determined by pricing the DMT equity at €28/share.  Assuming minimal synergies from the merger (which could end up being substantial) the current price of  €16.57 values the combined company at less than 9 times 2012 estimated EBITDA.  In contrast, publicly traded companies trade from a mid teens to low 20s EBITDA multiple.

Catalysts that should unlock value include stripping out overlapping personnel costs from the legacy companies, selling redundant assets and the entrance of new competitors to the Italian television market, which would meaningfully increase the size of the customer base.  It will most likely take the newly installed management team several years to fully realize the potential synergies between the two businesses.

Retail Holdings (RHDGF).  Retail Holdings is a holding company with a 56% stake in Singer Asia.  Singer Asia owns stakes of various sizes in Singer businesses located on or around the Indian subcontinent.  These businesses, which are publicly traded, mostly sell household appliances and other electronics.  In addition to these stakes, Retail Holdings also holds a $25 million note from KKR & Co. L.P., the private equity firm, that yields 12% and is due in 2014.

As of June 30, 2012, the stock traded at $20 per share versus the market value of its underlying holdings, which we value at around $30/share.  The CEO of Retail Holdings, Stephen Goodman, controls 25% of the company and has repeatedly stated that his goal is to liquidate the company via a sale of Singer Asia or on a piece by piece basis, choosing whatever method will realize the most value.  Mr. Goodman will take his time liquidating this business because he wants to extract the most value and we believe Retail Holdings will be wound down over the coming 2 to 3 years.  While we wait for a sale, we receive periodic dividends (which have been significant) that are funded by cash flows from the underlying operating businesses.

Burger King Worldwide (BKW).  Our position in Burger King Worldwide was created by virtue of our investment in Justice Holdings Limited, a U.K.-based special purpose acquisition company formed by Bill Ackman, Martin Franklin, and Nicolas Berggruen.  The company consisted of £1 billion of cash, and nothing else.  We bought into this vehicle when it was trading below its liquidation value of £10 per share, essentially creating a cash-like position at a discount with a free option on an accretive acquisition.

On April 3, 2012, Justice announced they were entering a deal that would bring Burger King, which was privately owned by private equity firm 3G Capital, back to the public market.  Justice paid 3G their £1 billion of cash in exchange for 29% ownership of Burger King.  3G remains the owner of the other 71%.  Burger King

Worldwide started trading on June 20th so our Justice shares were converted into Burger King Worldwide shares.

This deal created Burger King with an $8.1 billion enterprise value, 13.5 times enterprise value to EBITDA minus CAPEX, which is a widely used metric in the quick serve restaurant industry.  The industry mean valuation is 15.6 times.  The main owner, 3G Capital, has already improved cash flows dramatically.  The renewed focus on operational improvement and financial controls should create further cash flow growth that is not reflected in the current valuation.

The company is focused on closing the gap on a per store revenue basis with Wendy’s and McDonalds.  Currently Burger King realizes $1.15 million of sales per store versus $1.46 million to Wendy’s and $2.43 million to McDonalds.  There is much room for improvement in this area.  Burger King is embarking on a revamped menu that will focus more on high margin, larger market segment such as salads, wraps, and smoothies.  The company is also refranchising stores, which should make Burger King’s operations less capital intensive, improve margins, and put the restaurants in the hands of franchisees, who are historically better operators.  This also helps value Burger King more like a royalty business as opposed to a restaurant business.  Burger King is under penetrated in foreign markets and is going to focus on partnerships in certain countries, such as Brazil, where they can add thousands of restaurants and earn a higher franchise royalty than they do in the U.S.

Bollore Investissements (BOL FP).  Bollore is a $5 billion market cap French conglomerate founded in 1822 with diverse businesses.  These include freight forwarding, railway transportation, international logistics services, leasing ports in Africa, operating container terminals, forwarding goods by rail and roads, manufacturing polypropylene plastic films for capacitors and shrink-wrap films, and making batteries for electric cars.  It also owns a large equity portfolio including 30% of Havas, the French advertising company.

The company is misunderstood and grossly undervalued in the market, trading at less than 50% to our calculation of the sum of its parts.  The Company is run by Vincent Bollore, who we believe is an aggressive value creator.  Bollore is slowly streamlining holdings and leveraging its vast African assets. The ports, plantations, transportations and logistics businesses that Bollore controls across Africa and parts of Asia are not well understood in the market.  Many investors have viewed this company as a boring French conglomerate, which is completely inaccurate.  As the company continues to restructure, refocus, consolidate, buy and sell assets, significant value should continue to be created.

The company is continuously streamlining existing operations and seeking new undervalued situations, including the recent sale of Aegis Plc for close to €1 billion and the purchase of 5% of Vivendi, which will likely be a multiyear transformation case.  Bollore is another example of what we call a “compounder.”  It has compounded returns to shareholders at around 20% over the past twenty years.

Closing Thoughts

“If I had eight hours to chop down a tree,
I’d spend six hours sharpening my ax”

– Abraham Lincoln

In the end, it all comes down to making money for investors.  Although I am frustrated with our investment performance over the past year and a half, I do not want investors to confuse permanent loss of capital with stock price volatility.  Our approach is to focus on specific companies and long term investment cases, and not the short term noise.  We believe that the key is to do your homework, have conviction and the wherewithal to stay the course.

We once again thank you for your continued confidence and support.

Sincerely,

David E. Marcus
Portfolio Manager

(This Page Intentionally Left Blank.)

Management’s Discussion of Fund Performance

As was the case last year, during the first half of 2012 the Evermore Global Value Fund’s portfolio had a high concentration of its assets (ranging from approximately 43 to 52 percent) invested in European domiciled companies, most of which were small- and mid-cap companies.  The headlines in the first quarter showed an improved outlook that European leaders were finally moving in the right direction to address their debt problems.  The markets took notice.  Unfortunately, the headlines in the second quarter largely focused on increasing problems in Spain and Italy, as well as concerns about the impact that key elections in a number of European countries could have on the ultimate resolution of the debt crisis.  This resulted in weakness, especially in European markets.

For the six months ended June 30, 2012, Class I shares of the Fund were up 0.96% — the negative performance in the second quarter all but erased the gains in the first quarter.  The MSCI All-Country World Index was up 5.56% during the same period.  The biggest detractors to performance in the first six months of 2012 were our holdings in Prisa Class B Convertible Preferred ADRs (PRIS/B), ModusLink Global Solutions Inc. (MLNK), Lonrho plc (LONR LN), Ei Towers S.p.A. (EIT IM), and ATP Oil & Gas 11.875% 5/1/15 Bond.  The biggest contributors to performance for the first six months of the year were:  Impregilo S.p.A. (IPG IM), Sky Deutschland AG (SKYD GY), Retail Holdings NV (RHDGF), General Growth Properties (GGP), and iStar Financial (SFI).

As of June 30, 2012, our largest ten positions were American International Group (AIG), Vivendi (VIV FP), Frontline Ltd. 8.625% Bond, Prisa Class B Convertible Preferred ADR (PRIS/B), Sevan Drilling (SEVDR NO), JSFC Sistema (SSA LI), Ei Towers S.p.A. (EIT IM), Retail Holdings NV (RHDGF), Burger King Worldwide (BKW), and Bollore (BOL FP).  The Fund’s cash position stood at 12.3%, which is in the range of the Fund’s typical cash position of 10% to 20% of net assets.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Past performance does not guarantee future results.  Investment performance reflects fee waivers in effect.  In the absence of such waivers, total return would be reduced.

Mutual fund investing involves risk.  Principal loss is possible.  The Fund invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods.  Investing in smaller companies involves additional risks such as limited liquidity and greater volatility.  The Fund may make short sales of securities, which involves the risk that losses may exceed the original amount invested.  Investments in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt securities.  Investment in lower-rated, non-rated and distressed securities presents a greater risk of loss to principal and interest than higher-rated securities.  Additional special risks relevant to our Fund involve derivatives and hedging.  Please refer to the prospectus for further details.

Please refer to the Schedule of Investments for complete holdings information.  Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

The MSCI All-Country World Index is an unmanaged index comprised of 48 country indices, including 23 developed and 25 emerging market country indices, and is calculated with dividends reinvested after deduction of holding tax.  The index is a trademark of Morgan Stanley Capital International and is not available for direct investment.

S&P 500 Index – An index of 500 stocks chosen for market size, liquidity and industry grouping, among other factors.  The S&P 500 is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large cap universe.

MSCI Europe Small Cap Value Index – is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of small cap value stocks of the developed markets in Europe.  The MSCI Europe Small Cap Value Index consists of the following 16 developed market country indices: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom.

MSCI Europe Mid Cap Value Index – is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of mid cap value stocks of the developed markets in Europe.  The MSCI Europe Mid Cap Value Index consists of the following 16 developed market country indices: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom.

Alpha – A measure of performance on a risk-adjusted basis.  Alpha takes the volatility (price risk) of a mutual fund and compares its risk-adjusted performance to a benchmark index.  The excess return of the fund relative to the return of the benchmark index is a fund’s alpha.

Book Value – The value at which an asset is carried on a balance sheet.  To calculate, take the cost of an asset minus the accumulated depreciation.

Tangible Book Value – A method of valuing a company on a per-share basis by measuring its equity after removing any intangible assets.

Yield to Maturity – The rate of return anticipated on a bond if it is held until the maturity date.  YTM is considered a long-term bond yield expressed as an annual rate.  The calculation of YTM takes into account the current market price, par value, coupon interest rate and time to maturity.  It is also assumed that all coupons are reinvested at the same rate.  Sometimes this is simply referred to as “yield” for short.

Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.  Free cash flow is revenue less operating expenses including interest expense and maintenance capital spending.  It is the discretionary cash that a company has after all expenses and is available for purposes such as dividend payments, investing back into the business or share repurchases.

Forward P/E is a measure of price-to earnings ratio (P/E) using forecasted earnings for the P/E calculation.  While the earnings used are just an estimate and are not as reliable as current earnings data, there is still benefit in estimated P/E analysis.  The forecasted earnings used in the formula can either be for the next 12 months or for the next full-year fiscal period.

Enterprise Value (EV) – A measure of a company’s value, often used as an alternative to straightforward market capitalization.  Enterprise value is calculated as market cap plus debt, minority interest and preferred shares, minus total cash and cash equivalents.

EBITDA is essentially net income with interest, taxes, depreciation, and amortization added back to it, and can be used to analyze and compare profitability between companies and industries because it eliminates the effects of financing and accounting decisions.

EV/EBITDA (Enterprise Value/EBITDA) is a valuation multiple used in finance and investment to measure the value of a company.  This important multiple is often used in conjunction with, or as an alternative to, the P/E ratio (Price/Earnings ratio) to determine the fair market value of a company.

CAPEX – Funds used by a company to acquire or upgrade physical assets such as property, industrial buildings or equipment.  This type of outlay is made by companies to maintain or increase the scope of their operations.  These expenditures can include everything from repairing a roof to building a brand new factory.

One cannot invest directly in an index.

Must be preceded or accompanied by a prospectus.

The Evermore Global Value Fund is distributed by Quasar Distributors, LLC.

Evermore Global Value Fund

SECTOR ALLOCATION* as a Percentage of Net Assets at June 30, 2012 (Unaudited)

*Includes long common stocks and purchased options.
#Cash equivalents and other assets less liabilities.

Evermore Global Value Fund

EXPENSE EXAMPLE for the Six Months Ended June 30, 2012 (Unaudited)

For purposes of this expense example, as a shareholder of the Evermore Global Value Fund (the “Fund”), you incur two types of costs: (1) transaction costs, including sales charges or loads contingent deferred sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and servicing fees, and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (1/1/12 – 6/30/12).

Actual Expenses

The first line of the table below provides information about actual account values based on actual returns and actual expenses.  You will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. You will be charged a redemption fee equal to 2% of the net amount of the redemption if you redeem shares less than 30 calendar days after you purchase them. An Individual Retirement Account (“IRA”) will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds may vary.  These expenses are not included in the example below.  The example below includes, but is not limited to, investment advisory fees, shareholder servicing fees, fund accounting fees, custody fees and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this

Evermore Global Value Fund

EXPENSE EXAMPLE for the Six Months Ended June 30, 2012 (Unaudited), Continued

information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), contingent deferred sales charges or redemption fees.  Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Evermore Global Value Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	1/1/12	6/30/12	1/1/12 – 6/30/12*
Class A Actual^	$1,000	$1,007	$ 8.08
Class A Hypothetical (5% annual
return before expenses)+	$1,000	$1,017	$ 8.12
Class C Actual^	$1,000	$1,004	$11.81
Class C Hypothetical (5% annual
return before expenses)+	$1,000	$1,013	$11.86
Class I Actual^	$1,000	$1,010	$ 6.85
Class I Hypothetical (5% annual
return before expenses)+	$1,000	$1,018	$ 6.87

^
Excluding interest expense and dividend expense on securities sold short, your actual cost of investments in the Fund would be $7.98 for Class A shares, $11.71 for Class C shares and $6.75 for Class I shares.

+
Excluding interest expense and dividend expense on securities sold short, your hypothetical cost of investment in the Fund would be $8.02 for Class A shares, $11.76 for Class C shares and $6.77 for Class I shares.

*
Expenses are equal to the Fund’s expense ratio for the most recent six-month period, including interest expense and dividend expense on securities sold short, of 1.62% for Class A shares, 2.37% for Class C shares and 1.37% for Class I shares multiplied by the average account value over the period multiplied by 182/365 (to reflect the one-half year period).  If interest expense and dividends on securities sold short was excluded, the annualized ratio would have been 1.60% for Class A shares, 2.35% for Class C shares and 1.35% for Class I shares. Expense ratios reflect fee waivers currently in effect.

(This Page Intentionally Left Blank.)

Evermore Global Value Fund

SCHEDULE OF INVESTMENTS at June 30, 2012 (Unaudited)

Shares		Value
COMMON STOCKS – 67.1%

Communications Equipment – 7.8%
59,800	Cisco Systems, Inc.
	(United States)	$1,026,766
188,396	Comverse
	Technology, Inc.
	(United States)*	1,096,465
76,837	Ei Towers
	SPA (Italy)*	1,613,964
		3,737,195
Construction & Engineering – 2.4%
269,600	Impregilo
	SPA (Italy)	1,153,604

Diversified Financial Services – 2.9%
59,500	Capmark Financial
	Group, Inc.
	(United States)*	1,370,285

Diversified Telecommunication
Services – 7.2%
88,700	Sistema JSFC – ADR
	(Russia)*	1,655,142
95,866	Vivendi SA (France)	1,781,285
		3,436,427
Electronic Equipment, Instruments
& Components – 1.1%
193,900	WBL Corp. Ltd.
	(Singapore)	516,117

Energy Equipment & Services – 6.0%
579,800	Pulse Seismic, Inc.
	(Canada)*	1,195,934
1,865,419	Sevan Drilling AS
	(Norway)*	1,666,783
		2,862,717
Hotels, Restaurants & Leisure – 4.1%
101,040	Burger King
	Worldwide, Inc.
	(United States)*	1,512,569
234,294	Rank Group
	(United Kingdom)	430,233
		1,942,802
Household Durables – 3.3%
78,455	Retail Holdings NV
	(Hong Kong)	1,569,100

Industrial Conglomerates – 10.5%
13,222	Ackermans & van
	Haaran NV
	(Belgium)	1,039,368
6,427	Bollore SA (France)	1,407,051
31,000	EXOR SPA (Italy)	666,438
9,995,000	Lonrho PLC
	(United Kingdom)*	1,047,932
120,520	Orkla ASA (Norway)	874,606
		5,035,395
Insurance – 8.4%
56,600	American International
	Group, Inc.
	(United States)*	1,816,294
209,800	Genworth Financial,
	Inc. (United States)*	1,187,468
432,051	Old Mutual PLC
	(United Kingdom)	1,027,527
		4,031,289
Internet Software & Services – 2.8%
452,125	ModusLink Global
	Solutions, Inc.
	(United States)*	1,351,854

Machinery – 1.6%
78,220	Fiat Industrial SPA
	(Italy)	769,924

Media – 8.3%
439,773	Constantin Medien AG
	(Germany)*	834,801
609,268	Promotora de
	Informaciones SA –
	Class B – ADR
	(Spain)	1,748,599
373,900	Sky Deutschland AG
	(Germany)*	1,358,556
		3,941,956

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

SCHEDULE OF INVESTMENTS at June 30, 2012 (Unaudited), Continued

Shares		Value
Movies & Entertainment – 0.7%
83,303	Highlight
	Communications AG
	(Germany)	$351,388

TOTAL COMMON STOCKS
(Cost $35,569,022)		32,070,053

PARTNERSHIPS & TRUSTS – 5.2%

Real Estate Investment Trusts – 5.2%
73,043	General Growth
	Properties, Inc.
	(United States)	1,321,348
180,800	iStar Financial, Inc.
	(United States)*	1,166,160
		2,487,508
TOTAL PARTNERSHIPS
& TRUSTS
(Cost $1,922,304)		2,487,508

WARRANTS – 3.6%

Consumer Finance – 1.4%
	Capital One
	Financial Corp.,
	Expiration:
	November, 2018,
	Exercise Price: $42.13
29,883	(United States)*	639,496

Diversified Financial Services – 1.5%
	Bank of America Corp.,
	Expiration:
	January, 2019,
	Exercise Price: $13.30
109,040	(United States)*	384,911
	JPMorgan
	Chase & Co.,
	Expiration:
	October, 2018,
	Exercise Price: $42.42
34,020	(United States)*	332,375
		717,286
Insurance – 0.5%
	Hartford Financial
	Services Group, Inc.,
	Expiration:
	June, 2019,
	Exercise Price: $9.70
21,300	(United States)*	216,195

Media – 0.2%
	Promotora de
	Informaciones SA –
	Class A,
	Expiration: June, 2014,
	Exercise Price: $2.00
8,059,777	(Spain)*	101,997

TOTAL WARRANTS
(Cost $6,209,454)		1,674,974

Principal
Amount
CORPORATE BONDS – 4.4%

Financial Services – 1.8%
	Egidaco Investments
	Ltd., 12.750%,
	12/29/2013
$6,000,000	(Russia)	872,793

Oil, Gas & Consumable Fuels – 2.6%
	ATP Oil & Gas Corp.
	11.875%, 5/1/2015
2,600,000	(United States)	1,222,000

TOTAL CORPORATE BONDS
(Cost $2,593,905)		2,094,793

CONVERTIBLE BOND – 3.6%
Shipping & Logistics – 3.6%
	Frontline Ltd.,
	4.500%, 4/14/2015
2,700,000	(Norway)	1,728,000

TOTAL CONVERTIBLE BOND
(Cost $1,596,905)		1,728,000

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

SCHEDULE OF INVESTMENTS at June 30, 2012 (Unaudited), Continued

Principal
Amount		Value
MUNICIPAL BONDS – 2.0%

Tobacco – 2.0%
	Northern Tobacco
	Securitization Co.,
	5.670%, 6/1/2046
$10,840,000	(United States)	$338,425
	Tobacco Settlement
	Financing Corp,
	6.125%, 6/1/2047
22,895,000	(United States)	626,407
		964,832
TOTAL MUNICIPAL BONDS
(Cost $1,597,326)		964,832

Contracts
(100 shares per contract)
CALL OPTIONS PURCHASED – 1.5%

Insurance – 0.7%
	American International
	Group, Inc.,
	Expiration:
	January, 2013,
	Strike Price: $30.00
540	(United States)*	256,500
	Genworth
	Financial, Inc.,
	Expiration:
	January, 2014,
	Strike Price: $5.00
200	(United States)*	40,900
	Genworth
	Financial, Inc.,
	Expiration:
	January, 2014,
	Strike Price: $7.00
310	(United States)*	39,215
		336,615
Market Index (Hedges) – 0.8%
	CurrencyShare
	Swiss Franc Trust,
	Expiration:
	December, 2012,
	Strike Price: $107.00
810	(United States)*	159,975
	iShares Barclays 20+
	Year Treasury Bond,
	Expiration:
	December, 2012,
	Strike Price: $132.00
315	(United States)*	77,963
	SPDR Gold Trust,
	Expiration:
	December, 2012,
	Strike Price: $170.00
300	(United States)*	120,000
		357,938
TOTAL CALL OPTIONS
PURCHASED
(Cost $820,894)		694,553

PUT OPTIONS PURCHASED – 0.3%
Market Index (Hedges) – 0.3%
	CAC 40 Index,
	Expiration:
	December, 2012,
	Strike Price: $26.00
70	(France)	52,708

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

SCHEDULE OF INVESTMENTS at June 30, 2012 (Unaudited), Continued

Contracts
(100 shares per contract)	Value
Market Index (Hedges) – 0.4%
(Continued)
EURO STOXX
50 (Price) Index,
Expiration:
December, 2012,
Strike Price: $19.00
85	(Germany)	$56,688
Deutsche Borse AG
German Stock Index,
Expiration:
December, 2012,
Strike Price: $55.00
60	(Germany)	53,645
163,041
TOTAL PUT OPTIONS
PURCHASED
(Cost $274,982)	163,041

TOTAL PURCHASED
OPTIONS
(Cost $1,095,876)	857,594

Shares
SHORT-TERM INVESTMENT – 14.4%

Money Market Fund – 14.4%
6,889,696	Invesco Liquid
Assets Portfolio-
Institutional
Class, 0.020%^	6,889,696

TOTAL SHORT-TERM
INVESTMENT
(Cost $6,889,696)	6,889,696

TOTAL INVESTMENTS
IN SECURITIES – 102.1%
(Cost $57,474,488)	48,767,450
Liabilities in Excess of
Other Assets – (2.1)%	(992,209)
TOTAL NET
ASSETS – 100.0%	$47,775,241

ADR	American Depository Receipt
*	Non-income producing security.
^	7-day yield as of June 30, 2012.

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

SCHEDULE OF PUT OPTIONS WRITTEN at June 30, 2012 (Unaudited)

Contracts
(100 shares per contract)		Value
PUT OPTION WRITTEN – 0.3%

Insurance – 0.3%
	American International
	Group, Inc.,
	Expiration:
	January, 2013,
	Strike Price: $25.00
1,020	(United States)	$129,030

TOTAL PUT OPTION WRITTEN
(Premiums Received $148,619)		$129,030

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Fund’s Administrator, U.S. Bancorp Fund Services, LLC.

		Gross of
	Percent of	Written
Country	Net Assets	Positions
United States	33.9%	34.2%
Norway	9.0%	—
Italy	8.8%	—
France	6.7%	—
United Kingdom	5.2%	—
Russia	5.3%	—
Germany	4.8%	—
Spain	3.9%	—
Hong Kong	3.3%	—
Canada	2.5%	—
Belgium	2.2%	—
Singapore	1.1%	—
Switzerland	0.7%	—
Cash &
Equivalents	12.6%	12.3%
Total	100.0%

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

STATEMENT OF ASSETS AND LIABILITIES at June 30, 2012 (Unaudited)

ASSETS
Investments in securities, at value^ (Note 2)	$48,767,450
Unrealized gain on forward currency contracts	38,013
Foreign cash (cost of $206,960)	208,364
Receivables:
Currency receivable	6,783
Fund shares sold	131,027
Dividends and interest, net	94,676
Prepaid expenses	34,684
Total assets	49,280,997

LIABILITIES
Unrealized loss on forward currency contracts	451,806
Put options written, at value (premiums received $148,619)	129,030
Due to broker	41,803
Payables:
Investment securities purchased	802,827
Fund shares redeemed	11,665
Investment advisory fees, net	22,043
Administration fees	2,104
Custody fees	1,458
Distribution fees	8,414
Fund accounting fees	3,202
Transfer agent fees	2,575
Other accrued expenses	28,829
Total liabilities	1,505,756
NET ASSETS	$47,775,241

COMPONENTS OF NET ASSETS
Paid-in capital	$59,162,369
Undistributed net investment income	1,464,695
Accumulated net realized loss on investments, foreign
currency transactions & forward currency contracts	(3,752,721)
Net unrealized depreciation on investments	(8,707,038)
Net unrealized appreciation on foreign currency
transactions & forward currency contracts	(411,653)
Net unrealized appreciation on written options	19,589
Net assets	$47,775,241
^ Cost of investments	$57,474,488

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

STATEMENT OF ASSETS AND LIABILITIES at June 30, 2012 (Unaudited), Continued

Class A:
Net assets	$9,840,473
Shares issued and outstanding (unlimited number
of shares authorized without par value)	1,174,873
Net asset value, and redemption price per share	$8.38
Maximum offering price per share* (net asset value
per share/front-end sales charge) ($8.38/95.00%)	$8.82

Class C:
Net assets	$318,850
Shares issued and outstanding (unlimited number
of shares authorized without par value)	38,747
Net asset value, offering price, and redemption price per share**	$8.23

Class I:
Net assets	$37,615,918
Shares issued and outstanding (unlimited number
of shares authorized without par value)	4,480,398
Net asset value, offering price, and redemption price per share	$8.40

*	Class A share investments of $1 million or more, which are purchased at Net Asset Value, are subject to a 0.75% contingent deferred sales charge (“CDSC”) if redeemed within 12 months.
**	A 1.00% CDSC applies to the lesser of the amount invested or the redemption value of Class C shares redeemed within 12 months after purchase.

The accompanying notes are an integral part of these financial statements.

(This Page Intentionally Left Blank.)

Evermore Global Value Fund

STATEMENT OF OPERATIONS for the Six Months Ended June 30, 2012 (Unaudited)

INVESTMENT INCOME
Income
Dividends (net of $58,486 foreign withholding tax)	$604,009
Interest	958,079
Total investment income	1,562,088

EXPENSES (Note 3)
Investment advisory fees	226,076
Transfer agent fees	26,761
Legal fees	22,133
Registration fees	22,101
Custody fees	22,029
Chief Compliance Officer fees	21,792
Audit fees	19,528
Administration fees	16,875
Reports to shareholders	14,897
Fund accounting fees	14,775
Trustee fees	12,540
Distribution fees – Class A	10,948
Miscellaneous expenses	3,961
Insurance expense	3,257
Distribution fees – Class C	1,475
Interest expense to broker	466
Total expenses	439,614
Less fees waived	(112,664)
Net expenses	326,950
Net investment income	1,235,138

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS,
FOREIGN CURRENCY TRANSACTIONS & SECURITIES SOLD SHORT
Net realized loss on investments, options, foreign
currency transactions & forward currency contracts	(2,678,889)
Net realized loss on securities sold short	(285,058)
Change in net unrealized appreciation on investments	1,663,711
Change in unrealized depreciation on foreign currency
translations & forward currency contracts	(816,138)
Change in net unrealized appreciation on written options	19,589
Change in net unrealized appreciation on securities sold short	123,967
Net realized and unrealized loss on investments,
foreign currency transactions & securities sold short	(1,972,818)
Net decrease in net assets resulting from operations	$(737,680)

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

STATEMENT OF CHANGES IN NET ASSETS

	Six Months
	Ended	Year Ended
	June 30,	December 31,
	2012#	2011
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$1,235,138	$750,600
Net realized loss on investments, options, foreign
currency transactions & forward currency contracts	(2,678,889)	(850,536)
Net realized gain (loss) on securities sold short	(285,058)	579,349
Change in unrealized appreciation (depreciation)
on investments	1,663,711	(13,200,537)
Change in unrealized appreciation (depreciation)
on foreign currency translations &
forward currency contracts	(816,138)	456,649
Change in net unrealized appreciation
on written options	19,589	—
Change in net unrealized appreciation (depreciation)
on securities sold short	123,967	(123,967)
Net decrease in net assets
resulting from operations	(737,680)	(12,388,442)

DISTRIBUTIONS TO SHAREHOLDERS
From Net Investment Income:
Class A	—	(54,735)
Class C	—	(1,655)
Class I	—	(419,754)
Total distributions to shareholders	—	(476,144)

CAPITAL SHARE TRANSACTIONS (Note 3)
Net increase in net assets derived from net change
in outstanding shares – Class A (a)(b)	4,783,449	3,911,769
Net increase in net assets derived from net change
in outstanding shares – Class C (a)	99,700	252,330
Net increase in net assets derived from net change
in outstanding shares – Class I (a)(c)	10,478,183	6,113,301
Total increase in net assets from
capital share transactions	15,361,332	10,277,400
Total increase (decrease) in net assets	14,623,652	(2,587,186)

NET ASSETS
Beginning of year	33,151,589	35,738,775
End of period/year	$47,775,241	$33,151,589
Undistributed net investment income	$1,464,695	$229,557

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

STATEMENT OF CHANGES IN NET ASSETS, Continued

(a)Summary of capital share transactions is as follows:

	Six Months Ended		Year Ended
	June 30, 2012#		December 31, 2011
Class A	Shares	Value	Shares	Value
Shares sold	610,556	$5,464,393	911,481	$9,748,005
Shares issued in reinvestment
of distributions	—	—	6,558	53,577
Shares redeemed (b)	(78,820)	(680,944)	(624,623)	(5,889,813)
Net increase	531,736	$4,783,449	293,416	$3,911,769

(b)Net of redemption fees of $17 and $2,398, respectively.

	Six Months Ended		Year Ended
	June 30, 2012#		December 31, 2011
Class C	Shares	Value	Shares	Value
Shares sold	11,199	$99,700	24,466	$250,675
Shares issued in reinvestment
of distributions	—	—	205	1,655
Shares redeemed	—	—	—	—
Net increase	11,199	$99,700	24,671	$252,330

	Six Months Ended		Year Ended
	June 30, 2012#		December 31, 2011
Class I	Shares	Value	Shares	Value
Shares sold	1,546,429	$13,787,709	3,002,136	$31,597,853
Shares issued in reinvestment
of distributions	—	—	50,980	417,020
Shares redeemed (c)	(381,436)	(3,309,526)	(2,784,596)	(25,901,572)
Net increase	1,164,993	$10,478,183	268,520	$6,113,301

(c)Net of redemption fees of $71 and $0, respectively.
#  Unaudited.

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the period/year

CLASS A
Six Months
Ended	Year Ended
June 30,	December 31,
2012#	2011	2010*
Net asset value, beginning of period/year	$8.31	$10.50	$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income**	0.23	0.14	0.02
Net realized and unrealized
gain (loss) on investments	(0.16)	(2.25)	0.48
Total from investment operations	0.07	(2.11)	0.50

LESS DISTRIBUTIONS
From net investment income	—	(0.08)	—
Total distributions	—	(0.08)	—
Paid-in capital from redemption fees (Note 2)	0.00	1	0.00	1	0.00	1
Net asset value, end of period/year	$8.38	$8.31	$10.50
Total return without sales load	0.72	%^	(20.04)%	5.00%
Total return with sales load	(4.34	)%^	(24.02)%	(0.28)%

SUPPLEMENTAL DATA
Net assets, end of period/year (thousands)	$9,840	$5,331	$3,651
Portfolio turnover rate	27	%^	94%	77%

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the period/year, Continued

	Six Months
	Ended		Year Ended
	June 30,		December 31,
	2012#		2011	2010*
RATIO OF EXPENSES TO AVERAGE NET ASSETS
Before expenses absorbed2,6	2.12	%+	2.24%	3.60%
After expenses absorbed3,6	1.62	%+	1.70%	1.62%

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS
Before expenses absorbed4,6	4.80	%+	0.94%	(1.59)%
After expenses absorbed5,6	5.30	%+	1.48%	0.39%

#	Unaudited.
*	Fund commenced operations on January 1, 2010.
**	Calculated using the average shares outstanding method.
+	Annualized.
^	Not annualized.
1	Amount less than $0.01.
2
The ratio of expenses to average net assets before expenses absorbed includes interest expense and dividends on securities sold short.  The ratio excluding interest expense and dividends on securities sold short for the six months ended June 30, 2012 was 2.10%; and 2.14% and 3.58% for the years ended December 31, 2011 and December 31, 2010, respectively.

3
The ratio of expenses to average net assets after expenses absorbed includes interest expense and dividends on securities sold short.  The ratio excluding interest expense and dividends on securities sold short for the six months ended June 30, 2012 was 1.60%; and 1.60% and 1.60% for the years ended December 31, 2011 and December 31, 2010, respectively.

4
The ratio of net investment income (loss) to average net assets before expenses absorbed includes interest expense and dividends on securities sold short.  The ratio excluding interest expense and dividends on securities sold short for the six months ended June 30, 2012 was  4.82%; and 1.04% and (1.57)% for the years ended December 31, 2011 and December 31, 2010, respectively.

5
The ratio of net investment income to average net assets after expenses absorbed includes interest expense and dividends on securities sold short.  The ratio excluding interest expense and dividends on securities sold short for the six months ended June 30, 2012 was 5.32%; and 1.58% and 0.41% for the years ended December 31, 2011 and December 31,2010, respectively.

6	Does not include expenses of the investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the period/year, Continued

CLASS C
	Six Months
	Ended		Year Ended
	June 30,		December 31,
	2012#		2011	2010*
Net asset value, beginning of period/year	$8.20		$10.40	$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)**	0.19		0.12	(0.21)
Net realized and unrealized
gain (loss) on investments	(0.16)		(2.26)	0.61
Total from investment operations	0.03		(2.14)	0.40

LESS DISTRIBUTIONS
From net investment income	—		(0.06)	—
Total distributions	—		(0.06)	—
Net asset value, end of period/year	$8.23		$8.20	$10.40
Total return without sales load	0.37	%^	(20.56)%	4.00%
Total return with sales load	(0.63	)%^	(21.35)%	3.00%

SUPPLEMENTAL DATA
Net assets, end of period/year (thousands)	$319		$226	$30
Portfolio turnover rate	27	%^	94%	77%

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the period/year, Continued

	Six Months
	Ended		Year Ended
	June 30,		December 31,
	2012#		2011	2010*
RATIO OF EXPENSES TO AVERAGE NET ASSETS
Before expenses absorbed1,5	2.87	%+	3.09%	5.56%
After expenses absorbed2,5	2.37	%+	2.51%	2.37%

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS
Before expenses absorbed3,5	3.99	%+	0.70%	(4.02)%
After expenses absorbed4,5	4.49	%+	1.28%	(0.53)%

#	Unaudited.
*	Fund commenced operations on January 1, 2010.
**	Calculated using the average shares outstanding method.
^	Not annualized.
+	Annualized.
1
The ratio of expenses to average net assets before expenses absorbed includes interest expense and dividends on securities sold short.  The ratio excluding interest expense and dividends on securities sold short for the six months ended June 30, 2012 was 2.85%; and 2.93% and 5.84% for the years ended December 31, 2011 and December 31, 2010, respectively.

2
The ratio of expenses to average net assets after expenses absorbed includes interest expense and dividends on securities sold short.  The ratio excluding interest expense and dividends on securities sold short for the six months ended June 30, 2012 was 2.35%; and 2.35% and 2.35% for the years ended December 31, 2011 and December 31, 2010, respectively.

3
The ratio of net investment income (loss) to average net assets before expenses absorbed includes interest expense and dividends on securities sold short.  The ratio excluding interest expense and dividends on securities sold short for the six months ended June 30, 2012 was  4.01%; and 0.86% and (4.00)% for the years ended December 31, 2011 and December 31, 2010, respectively.

4
The ratio of net investment income (loss) to average net assets after expenses absorbed includes interest expense and dividends on securities sold short.  The ratio excluding interest expense and dividends on securities sold short for the six months ended June 30, 2012 was 4.51%; and 1.44% and (0.51)% for the years ended December 31, 2011 and December 31, 2010, respectively.

5	Does not include expenses of the investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the period/year, Continued

CLASS I
	Six Months
	Ended		Year Ended
	June 30,		December 31,
	2012#		2011	2010*
Net asset value, beginning of period/year	$8.32		$10.52	$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income**	0.24		0.17	0.03
Net realized and unrealized
gain (loss) on investments	(0.16)		(2.26)	0.49
Total from investment operations	0.08		(2.09)	0.52

LESS DISTRIBUTIONS
From net investment income	—		(0.11)	—
Total distributions	—		(0.11)	—
Paid-in capital from redemption fees (Note 2)	0.00	1	—	—
Net asset value, end of period/year	$8.40		$8.32	$10.52
Total return	0.96	%^	(19.82)%	5.20%

SUPPLEMENTAL DATA
Net assets, end of period/year (thousands)	$37,616		$27,595	$32,058
Portfolio turnover rate	27	%^	94%	77%

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the period/year, Continued

	Six Months
	Ended		Year Ended
	June 30,		December 31,
	2012#		2011	2010*
RATIO OF EXPENSES TO AVERAGE NET ASSETS
Before expenses absorbed2,6	1.87	%+	2.01%	3.23%
After expenses absorbed3,6	1.37	%+	1.46%	1.37%

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS
Before expenses absorbed4,6	4.95	%+	1.14%	(1.30)%
After expenses absorbed5,6	5.45	%+	1.69%	0.56%

#	Unaudited.
*	Fund commenced operations on January 1, 2010.
**	Calculated using the average shares outstanding method.
^	Not annualized.
+	Annualized.
1	Amount less than $0.01.
2
The ratio of expenses to average net assets before expenses absorbed includes interest expense and dividends on securities sold short.  The ratio excluding interest expense and dividends on securities sold short for the six months ended June 30, 2012 was 1.85%; and 1.90% and 3.21% for the years ended December 31, 2011 and December 31, 2010, respectively.

3
The ratio of expenses to average net assets after expenses absorbed includes interest expense and dividends on securities sold short.  The ratio excluding interest expense and dividends on securities sold short for the six months ended June 30, 2012 was 1.35%; and 1.35% and 1.35% for the years ended December 31, 2011 and December 31, 2010, respectively.

4
The ratio of net investment income (loss) to average net assets before expenses absorbed includes interest expense and dividends on securities sold short.  The ratio excluding interest expense and dividends on securities sold short for the six months ended June 30, 2012 was  4.97%; and 1.25% and (1.28)% for the years ended December 31, 2011 and December 31, 2010, respectively.

5
The ratio of net investment income to average net assets after expenses absorbed includes interest expense and dividends on securities sold short.  The ratio excluding interest expense and dividends on securities sold short for the six months ended June 30, 2012 was 5.47%; and 1.80% and 0.58% for the years ended December 31, 2011 and December 31, 2010, respectively.

6	Does not include expenses of the investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2012 (Unaudited)

NOTE 1 – ORGANIZATION

The Evermore Global Value Fund (the “Fund”) is a series of shares of Evermore Funds Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end investment management company.  The Fund commenced operations on January 1, 2010.

The Fund offers Class A, Class C and Class I shares.  Class A shares are sold with a front-end sales charge.  Class C shares are sold with a back-end sales charge for shares redeemed within 12 months after purchase.  Class I shares have no sales charge and are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, certain financial intermediaries, endowments, foundations and corporations.  Each class of shares has equal rights as to earnings and assets except that each class bears different distribution expenses.  Each class of shares has exclusive voting rights with respect to matters that affect just that class.  Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets. Class A shares are sold with a front-end sales charge of 5.00%. Purchases greater than $1 million into the Fund are offered at net asset value and subject to a 0.75% contingent deferred sales charge (“CDSC”) if redeemed within 12 months. For Class C shares, a 1.00% CDSC applies to the lesser of the amount invested or the redemption value of Class C shares redeemed within 12 months after purchase. For Class I shares, the offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share. The Fund charges a 2.00% redemption fee on shares held less than 30 days.

The investment objective of the Fund is to seek capital appreciation by investing in securities from markets around the world, including U.S. markets.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with accounting principles generally accepted in the United States of America.

A.
Security Valuation.  All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”) are valued at the last reported sale price on the exchange on which the security is principally traded.  Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price.  If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2012 (Unaudited), Continued

quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market.  If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Debt securities exceeding 60 days to maturity are valued by using the mean between the closing bid and ask prices by an independent pricing service.  If the closing bid and ask prices are not readily available, the pricing service may provide a price determined utilizing independent quotations from bond dealers and bond market activity or by a matrix pricing method.  Matrix pricing is a mathematical technique used to value fixed income securities without relying exclusively on quoted prices.  In the absence of a price from a pricing service, fair value of a debt security will be determined as set forth in the Fund’s fair value guidelines.  Short-term debt securities that have maturities of less than 60 days are valued at amortized cost.  Any discount or premium is accreted or amortized on a straight-line basis until maturity.

The Fund invests substantially in securities traded on foreign exchanges (see “Foreign Currency Translation” below).  Investments that are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, or if there were no transactions on such day, at the mean between the bid and asked prices.  The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Exchange rates are provided daily by recognized independent pricing agents.  Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s exchange rate, and the relevant forward rates provided by an independent pricing service.

There may be less publicly available information about a foreign company than about a U.S. company. Foreign issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to, or as uniform as, those of U.S. issuers. The number of securities traded, and the frequency of such trading, in non-U.S. securities markets, while growing in volume, is for the most part, substantially less in U.S. markets. As a result, securities of many foreign issuers are less liquid and their prices more volatile than securities of comparable U.S. issuer. Transaction costs, the costs associated with buying and selling securities on non-U.S. securities markets may be higher than in the U.S. There is generally less government supervision and regulation of exchanges, brokers and issuers than there is in the U.S. The

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2012 (Unaudited), Continued

Fund’s foreign investments may include both voting and non-voting securities, sovereign debt and participations in foreign government deals. The Fund may have greater difficulty taking appropriate legal action with respect to domestic issuers in U.S. courts.

For foreign securities traded on foreign exchanges the Trust has selected FT Interactive Data (“FTID”) to provide pricing data with respect to foreign security holdings held by the Fund. The use of this third-party pricing service is designed to capture events occurring after a foreign exchange closes that may affect the value of certain of the Fund’s securities traded on those foreign exchanges. The Fund utilizes a confidence interval when determining the use of the FTID prices. The confidence interval is a measure of the historical relationship that each foreign exchange traded security has to movements in various indices and the price of the security’s corresponding American Depository Receipt, if one exists. FTID provides the confidence interval for each security for which it provides a price. If the FTID provided price falls within the confidence interval the Fund will value the particular security at that price. If the FTID provided price does not fall within the confidence interval the particular security will be valued at the preceding closing price on its respective foreign exchange, or if there were no transactions on such day, at the mean between the bid and asked prices.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees.  When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Fund’s Board of Trustees.  Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value.  Different funds could reasonably arrive at different values for the same security.  The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of June 30, 2012, the Fund did not hold fair valued securities other than the securities fair valued by FTID.

As described above, the Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2012 (Unaudited), Continued

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2012 (Unaudited), Continued

The following is a summary of the inputs used to value the Fund’s net assets as of June 30, 2012:

	Level 1	Level 2	Level 3	Total
Common Stocks^	$16,365,276	$15,704,777	$—	$32,070,053
Partnerships & Trusts^	2,487,508	—	—	2,487,508
Warrants^	1,674,974	—	—	1,674,974
Corporate Bonds^	—	2,094,793	—	2,094,793
Convertible Bond^	—	1,728,000	—	1,728,000
Municipal Bonds^	—	964,832	—	964,832
Call Options Purchased^	—	694,553	—	694,553
Put Options Purchased^	—	163,041	—	163,041
Short-Term Investment	6,889,696	—	—	6,889,696
Total Investments
in Securities	$27,417,454	$21,349,996	$—	$48,767,450
Other Financial
Instruments#
Unrealized appreciation	$—	$38,013	$—	$38,013
Unrealized depreciation	—	(451,806)	—	(451,806)
Total Investments in Other
Financial Instruments	$—	$(413,793)	$—	$(413,793)
Put Options Written^	$—	$129,030	$—	$129,030

^	See Schedule of Investments for industry breakout.
#	Other Financial Instruments are derivative instruments (forward currency contracts), which are valued at the unrealized appreciation (depreciation) on the investments.

*	Transfers into Level 1	$834,801
	Transfer out of Level 1	—
Net transfers in and/or out of Level 1		$834,801

	Transfers into Level 2	$—
*	Transfers out of Level 2	834,801
Net transfers in and/or out of Level 2		$834,801

*    Transfers between Levels are recognized at the end of the reporting period.

The Fund has adopted enhanced disclosure regarding derivatives and hedging activity intended to improve financial reporting of derivative instruments by enabling investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2012 (Unaudited), Continued

The Fund may employ hedging strategies.  Hedging is a technique designed to reduce a potential loss to a fund as a result of certain economic or market risks, including risks related to fluctuations in interest rates, currency exchange rates between U.S. and foreign securities or between different foreign currencies, and broad or specific market movements.  When pursuing these hedging strategies, the Fund will primarily engage in forward foreign currency exchange contracts.  However, the Fund may also engage in the following currency transactions: currency futures contracts, currency swaps, options on currencies, or options on currency futures.  In addition, the Fund may engage in other types of transactions, such as the purchase and sale of exchange-listed and over-the-counter (“OTC”) put and call options on securities, equity and fixed-income indices and other financial instruments; and the purchase and sale of financial and other futures contracts and options on futures contracts.

  Statement of Assets and Liabilities

  Fair values of Derivative Instruments as of June 30, 2012:

	Asset Derivatives as		Liability Derivatives as
	of June 30, 2012		of June 30, 2012
	Balance		Balance
	Sheet		Sheet
Derivative Instruments	Location	Fair Value	Location	Fair Value
Forward Currency	Unrealized	$38,013	Unrealized	$451,806
Contracts	gain on		loss on
	forward		forward
	currency		currency
	contracts		contracts

Call Options Purchased	Investments	694,553	None	—
	in securities,
	at value

Put Options Purchased	Investments	163,041	None	—
	in securities,
	at value

Put Option Written	None	—	Put options	129,030
			written,
			at value
Total		$895,607		$580,836

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2012 (Unaudited), Continued

  Statement of Operations

  The effect of Derivative Instruments on the Statement of Operations for the six months ended June 30, 2012:

Change in
Unrealized
	Location	Realized	Location	Appreciation
	of Gain	Gain	of Gain	(Depreciation)
	(Loss) on	(Loss) on	(Loss) on	on
	Derivatives	Derivatives	Derivatives	Derivatives
Derivative	Recognized	Recognized	Recognized	Recognized
Instruments	in Income	in Income	in Income	in Income
Forward	Net Realized	$678,320	Change in	$(822,670)
Currency	loss on		unrealized
Contracts	investments,		depreciation
	options, and		on foreign
	foreign		currency
	currency		translations &
	transactions &		forward
	forward currency		contracts
contracts

Call Options
Purchased	None	—	Same as above	(126,341)

Put Options	Net Realized	(756,618)	Change in net	611,137
Purchased	loss on		unrealized
	investments,		appreciation
	options, and		on investments
foreign
currency
transactions &
forward currency
contracts

Put Option
Written	None	—	Same as above	19,589
Total		$(78,298)		$(318,285)

B.
Option Writing.  When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written.  Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments.  The difference between the

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2012 (Unaudited), Continued

premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss.  If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss.  If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund.  The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

C.
Foreign Currency Translation.  Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

The Fund reports net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.  Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

D.
Federal Income Taxes. The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2012 (Unaudited), Continued

Under current tax laws, losses after October 31 may be deferred and treated as occurring on the first business day of the following fiscal year.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns for open tax years 2010 and 2011.  The Fund identifies its major tax jurisdictions as U.S. Federal, New Jersey State and Massachusetts State; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

E.
Forward Foreign Currency Contracts.  The Fund may enter into forward foreign currency contracts as hedges against either specific transactions or fund positions. The aggregate principal amount of the contracts are not recorded because the Fund intends to settle the contracts prior to delivery. All commitments are marked-to-market daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded currently. The Fund realizes gains or losses at the time the forward contracts are extinguished. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the period are recognized as ordinary income or loss for federal income tax purposes.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit a potential gain that might result should the value of the currency increase. These contracts involve market risk in excess of the amount reflected in the Fund’s Statement of Assets and Liabilities. The face or contract amount in U.S. dollars reflects the total exposure the Fund has in that particular currency contract. In addition, there could be exposure to risks (limited to the amount of unrealized gains) if the counterparties to the contracts are unable to meet the terms of their contracts. The average notional value of forward foreign currency contracts outstanding during the six months ended June 30, 2012 was $11,146,755. The average notional amount is calculated by the dollar value of open forward contracts at the end of the previous fiscal year and at each quarter end in the current fiscal year. The notional amount is calculated based on the currency being sold converted to USD at each of the time periods noted above.

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2012 (Unaudited), Continued

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Fund’s investment adviser believes have the financial resources to honor their obligations and by having the Fund’s investment adviser monitor the financial stability of the counterparties. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down by at least the predetermined threshold amount.

F.
Short Sales.  The Fund may make short sales of securities, including “short sales against the box.” In a short transaction, a fund sells a security it does not own in anticipation that the market price of that security will decline. The Fund expects to make short sales (i) as a form of hedging to offset potential declines in long positions in similar securities, (ii) in order to maintain portfolio flexibility and (iii) for profit.

When the Fund makes a short sale, its broker borrows the security to be sold short and the broker-dealer maintains the proceeds of the short sale while the short position is open. The Fund must keep the proceeds account marked to market and must post additional collateral for its obligation to deliver securities to replace the securities that were borrowed and sold short. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

The Fund’s obligation to replace borrowed securities will be secured by collateral deposited with the broker-dealer or the Fund’s custodian bank, usually cash, U.S. government securities or other high grade liquid securities similar to those borrowed. The Fund will also be required to segregate similar collateral to the extent, if any (excluding any proceeds of the short sales), necessary so that the value of both collateral deposits in the aggregate is at all times equal to at least 100% of the current market value of the security sold short.

Short sales carry risks of loss if the price of the security sold short increases after the sale. In this situation, when the Fund replaces the borrowed security by buying the security in the securities market, the Fund may pay more for the security than it has received from the purchaser in the short sale. The Fund may, however, profit from a change in the value of the security sold short, if the price decreases.

G.
Interest Expense To Broker.  The Fund may incur expenses associated with Fund investment borrowing and short sale transactions. For the six months ended June 30, 2012, the Fund incurred interest expenses of $466.

H.	Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2012 (Unaudited), Continued

securities are determined on a high cost basis.  Discounts/premiums on debt securities purchased are accreted/ amortized over the life of the respective securities using the effective interest method.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

I.
Distributions to Shareholders.  Distributions to shareholders from net investment income and net realized gains on securities for the Fund normally, which are determined in accordance with income tax regulations, are declared and paid on an annual basis.  Distributions are recorded on the ex-dividend date.

J.
Use of Estimates.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

K.
Share Valuation. The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent.  The Fund’s shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading. Class A shares are sold with a front-end sales charge of 5.00%.  Purchases greater than $1 million into the Fund are offered at net asset value and subject to a 0.75% contingent deferred sales charge (“CDSC”) if redeemed within 12 months.  For Class C shares, a 1.00% CDSC applies to the lesser of the amount invested or the redemption value of Class C shares redeemed within 12 months after purchase.  For Class I shares, the offering and redemption price per share for the Fund is equal to the Fund’s NAV per share. The Fund charges a 2.00% redemption fee on shares held less than 30 days.  This fee is deducted from the redemption proceeds otherwise payable to the shareholder.  The Fund retains the fee charged as paid-in-capital and such fees become part of the Fund’s daily NAV calculation.

L.
Guarantees and Indemnifications.  In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2012 (Unaudited), Continued

made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

M.
Subsequent Events.  In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were available to be issued. The Fund has determined that there were no subsequent events that would need to be disclosed in the Fund’s financial statements.

N.
Recent Accounting Pronouncement. In December 2011, Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 (“ASU 2011-11”) related to disclosures about offsetting assets and liabilities. The amendments in this ASU 2011-11 require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented. The Fund is currently evaluating the impact that ASU 2011-11 will have on its financial statement disclosures.

NOTE 3 – INVESTMENT ADVISORY FEES, SERVICING FEES, AND OTHER
FEES AND EXPENSES

Evermore Global Advisors, LLC (the “Adviser”) provides the Fund with investment management services under an Investment Advisory Agreement (the “Agreement”).  Under the Agreement, the Adviser furnishes all investment advice, office space, certain administrative services, and provides most of the personnel needed by the Fund. As compensation for its services, the Adviser is entitled to a monthly fee at the annual rate of 0.99% based upon the average daily net assets of the Fund.  As compensation for its services, for the six months ended June 30, 2012, the Fund incurred $226,076 in advisory fees.

The Adviser has agreed to contractually waive fees and reimburse other fund expenses for the Fund through May 1, 2013, so that total annual fund operating expenses, exclusive of taxes, interest on borrowings, acquired fund fees and expenses, dividends on securities sold short, brokerage commissions and other expenditures, which are capitalized in accordance with generally accepted accounting principles, and other extraordinary course of the Fund’s business, do not exceed:

	Share Class
Fund	A	C	I
Global Value Fund	1.60%	2.35%	1.35%

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2012 (Unaudited), Continued

For the six months ended June 30, 2012 the Adviser waived $112,664 in fees for the Fund.

The Adviser is permitted to seek reimbursement from the Fund, subject to limitations for fees waived and/or Fund expenses it pays not more than one year after the end of the fiscal year in which the fee or expense was deferred. At June 30, 2012, the remaining cumulative unreimbursed amount paid and/or waived by the Adviser on behalf of the Fund that may be reimbursed was $364,831.  The Adviser may capture a portion of the above amount no later than the dates as stated below:

Year of Expiration	Amount
December 31, 2012	$252,167
December 31, 2013	$112,664

The Adviser will be permitted to recover expenses it has borne to the extent that the Fund’s expenses in later periods falls below the annual rates set forth in the expense limitation agreement.  Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated.

The agreement to contractually reimburse Fund expenses is reevaluated on an annual basis and expires May 1, 2013.  The agreement may only be terminated by the Board of Trustees.

U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund’s administrator (the “Administrator”) and, in that capacity, performs various administrative and accounting services for the Fund.  USBFS also serves as the Fund’s fund accountant, transfer agent, dividend disbursing agent and registrar.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund’s expense accruals.  For the six months ended June 30, 2012, the Fund incurred administration fees of $16,875.

Quasar Distributors, LLC (the “Distributor”) is the Fund’s distributor.  U.S. Bank, N.A. (the “Custodian”) serves as the custodian to the Fund.  Both the Distributor and Custodian are affiliates of the Administrator.

The Fund has adopted a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act with respect to Class A and Class C shares.  The Plan provides that the Fund may pay a fee to the Distributor at an annual rate of 0.25% of the average daily net assets of Class A shares and 1.00% of the average daily net

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2012 (Unaudited), Continued

assets of Class C shares.  No distribution or shareholder servicing fees are paid by Class I shares.  These fees may be used by the Distributor to provide compensation for sales support distribution activities, or shareholder servicing activities.  For the six months ended June 30, 2012, the Fund paid distribution fees of $12,423.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

For the six months ended June 30, 2012, the cost of purchases and the proceeds from the sale of securities for the Fund, excluding short-term investments, were $22,731,182 and $39,930,386, respectively.

There were no purchases or sales of long-term U.S. Government securities for the six months ended June 30, 2012.

The cost basis of investments for federal income tax purposes at June 30, 2012 was as follows:

Cost of investments	$57,596,359
Gross tax unrealized appreciation	3,637,586
Gross tax unrealized depreciation	(12,466,495)
Net tax unrealized depreciation	$(8,828,909)

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid by the Fund during the six months ended June 30, 2012 and the year ended December 31, 2011 were as follows:

	June 30, 2012	December 31, 2011
Distributions paid from:
Ordinary income	$ —	$476,144

As of December 31, 2011, the components of distributable earnings on a tax basis were as follows:

Net tax unrealized appreciation	$(10,492,620)
Undistributed ordinary income	$638,434
Undistributed long-term capital gain	—
Total distributable earnings	$638,434
Post-October loss	(666,903)
Capital loss carryforward	—
Net unrealized depreciation on foreign currency	(4,392)
Net unrealized depreciation on short sales	(123,967)
Total accumulated gains/losses	$(10,649,448)

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2012 (Unaudited), Continued

NOTE 6 – FORWARD CURRENCY CONTRACTS

As of June 30, 2012, the Fund had the following forward currency contracts outstanding with Morgan Stanley:

		Settlement	Contract	Fair	Net Unrealized
	Contracts	Date	Amount (USD)	Value (USD)	Gain (Loss) (USD)
To Sell:
	10,730,400 EUR	9/12/12	$13,325,298	$13,589,408	$(264,110)
To Buy:
	538,300 EUR	9/12/12	(670,480)	(681,725)	11,245
Net Value
of EUR
Contracts			12,654,818	12,907,683	(252,865)
To Sell:
	2,990,300 GBP	9/12/12	4,633,144	4,682,330	(49,186)
To Buy:
	1,389,000 GBP	9/12/12	(2,182,314)	(2,174,951)	(7,363)
Net Value
of GBP
Contracts			2,450,830	2,507,379	(56,549)
To Sell:
	14,026,000 NOK	9/12/12	2,298,553	2,351,192	(52,639)
Net Value
of NOK
Contracts			2,298,553	2,351,192	(52,639)
To Sell:
	10,545,000 SEK	9/12/12	1,449,584	1,520,175	(70,591)
To Buy:
	4,073,500 SEK	9/12/12	(560,471)	(587,239)	26,768
Net Value
of SEK
Contracts			889,113	932,936	(43,823)
To Sell:
	604,500 SGD	9/12/12	469,332	477,249	(7,917)
Net Value
of SGD
Contracts			469,332	477,249	(7,917)
Net Value of
Outstanding
Forward
Currency
Contracts			$18,762,646	$19,176,439	$(413,793)

EUREuro
GBPBritish Pound
NOKNorwegian Krone
SEKSwedish Krona
SGDSingapore Dollar
USDU.S. Dollar

Evermore Global Value Fund

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 866-EVERMORE or (866) 383-7667.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent period ending June 30 is available without charge, upon request, by calling 866-EVERMORE or (866) 383-7667. Furthermore, you can obtain the Form N-PX on the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Fund files its complete schedule of portfolio holdings for its first and third quarters with the SEC on Form N-Q.  The Form N-Q is available without charge, upon request, by calling 866-EVERMORE or (866) 383-7667.  Furthermore, you can obtain the Form N-Q on the SEC’s website at www.sec.gov.

The Fund’s schedule of portfolio holdings is posted on its website at www.evermoreglobal.com within 15 calendar days after calendar quarter-end.  The Fund may also disclose its Top 10 Holdings as of the end of each calendar quarter-end and calendar month-end within 15 calendar days of the end of the calendar month or quarter.

INFORMATION ABOUT HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 866-EVERMORE or (866) 383-7667 to request individual copies of these documents.  Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

Evermore Global Value Fund

PRIVACY NOTICE (Unaudited)

The Fund collects non-public information about you from the following sources:

•Information we receive about you on applications or other forms;

•Information you give us orally; and

•Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

(This Page Intentionally Left Blank.)

Investment Adviser
EVERMORE GLOBAL ADVISORS, LLC
89 Summit Avenue
Summit, NJ 07901

Distributor
QUASAR DISTRIBUTORS, LLC
615 East Michigan Street
Milwaukee, WI 53202

Custodian
U.S. BANK, N.A.
Custody Operations
1555 N. RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, WI 53202

Independent Registered Public Accounting Firm
ERNST & YOUNG LLP
5 Times Square
New York, NY 10036

Legal Counsel
DRINKER BIDDLE & REATH LLP
1 Logan Square, Suite 2000
Philadelphia, PA 19103

	Ticker	Cusip
Evermore Global Value Fund
Class A	EVGBX	300397106
Class C	EVGCX	300397114
Class I	EVGIX	300397122

Evermore Global Advisors LLC
89 Summit AvenueSummit, NJ 07901
www.EvermoreGlobal.com

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s Chief Executive Officer and Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable for semi-annual reports.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Evermore Funds Trust

By (Signature and Title)*       /s/Eric LeGoff
Eric LeGoff, Chief Executive Officer

Date     August 31, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*       /s/Eric LeGoff
Eric LeGoff, Chief Executive Officer

Date     August 31, 2012

By (Signature and Title)*       /s/Salvatore DiFranco
Salvatore DiFranco, Chief Financial Officer

Date     September 4, 2012

* Print the name and title of each signing officer under his or her signature.